                                                                   EXHIBIT 10.31

April 13, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI   48207

Attention: Christopher T. Sortwell, Senior Vice President, Finance

     RE:  PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH
            BREWERY COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER")(THE "PRODUCTION AGREEMENT"), LETTER AGREEMENT, DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, AND MARCH 11, 1998 ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "April 15, 1998" are hereby deleted and substituted with "April 29, 1998".

     2. All references in the Production Agreement to a termination date of "October 15, 1998", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "October 30, 1998".

If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
By:  Boston Brewing Company, Inc., its General Partner


By:  /s/ MARTIN F. ROPER
     Martin F. Roper, Vice President
                         ACCEPTED AND AGREED TO this 14th day of April, 1998. THE STROH BREWERY COMPANY


                         By:  /s/ CHRISTOPHER T. SORTWELL
                         Christopher T. Sortwell, Senior Vice President, Finance

April 27, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

     RE:PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY
          COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER")(THE "PRODUCTION AGREEMENT"), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION Letters, dated August 19, 1997, November 19, 1997, December 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998 AND APRIL 13, 1998
          ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters to "April 29, 1998" are hereby deleted and substituted with "June 12, 1998".

     2. All references in the Production Agreement to a termination date of "October 30, 1998", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "December 11, 1998".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
By: Boston Brewing Company, Inc., its General Partner


By: MARTIN F. ROPER
     Martin F. Roper, Vice President

                         ACCEPTED AND AGREED TO this 29th day of April, 1998. THE STROH BREWERY COMPANY


                         By:  /s/ CHRISTOPHER T. SORTWELL
                         Christopher T. Sortwell, Senior Vice President, Finance

June 11, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

     RE:PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY
          COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER")(THE "PRODUCTION AGREEMENT"), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998
          AND APRIL 27, 1998 ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "June 12, 1998" are hereby deleted and substituted with "June 26, 1998".

     2. All references in the Production Agreement to a termination date of "December 11, 1998", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "December 28, 1998".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
By:  Boston Brewing Company, Inc., its General Partner

By: /s/ MARTIN F. ROPER
        Martin F. Roper, Vice President

                         ACCEPTED AND AGREED TO this 12th day of June, 1998. THE STROH BREWERY COMPANY

                         By:  /s/ CHRISTOPHER T. SORTWELL
                         Christopher T. Sortwell, Senior Vice President, Finance

June 25, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI   48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

     RE:PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY
          COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT"), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL
          13, 1998, APRIL 27, 1998 AND JUNE 11, 1998 ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "June 26, 1998" are hereby deleted and substituted with "July 20, 1998".

     2. All references in the Production Agreement to a termination date of "December 28, 1998", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "January 22, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
BY: BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER


By:  /s/ MARTIN F. ROPER
     Martin F. Roper, Vice President
                     ACCEPTED AND AGREED TO THIS 26TH DAY OF JUNE, 1998. THE STROH BREWERY COMPANY


                     By: /s/ WILLIAM L. HENRY, PRESIDENT & CEO
                         Christopher T. Sortwell, Senior Vice President, Finance

July 20, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

     RE:PRODUCTION AGREEMENT, DATED JANUARY 14, 1997, BETWEEN THE STROH BREWERY
          COMPANY ("STROH") AND BOSTON BEER COMPANY LIMITED PARTNERSHIP ("BOSTON BEER") (THE "PRODUCTION AGREEMENT), LETTER AGREEMENT DATED JANUARY 14, 1997, BETWEEN STROH AND BOSTON BEER ("LETTER AGREEMENT") AND EXTENSION LETTERS, DATED AUGUST 19, 1997, NOVEMBER 19, 1997, DECEMBER 19, 1997, JANUARY 22, 1998, FEBRUARY 25, 1998, MARCH 11, 1998, APRIL 13, 1998,
          APRIL 27, 1998, JUNE 11, 1998 AND JUNE 25, 1998 ("EXTENSION LETTERS")

Dear Chris:

The following is intended to set forth the agreement between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "July 20, 1998" are hereby deleted and substituted with "August 3, 1998".

     2. All references in the Production Agreement to a termination date of "January 22, 1999", including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with "February 5, 1999".

If you are in agreement with the above, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
BY:  BOSTON BREWING COMPANY, INC., ITS GENERAL PARTNER


BY: /s/ MARTIN F. ROPER
    Martin F. Roper, Vice President
                     ACCEPTED AND AGREED TO THIS 20TH DAY OF JULY, 1998. THE STROH BREWERY COMPANY


                     BY: /s/ CHRISTOPHER T. SORTWELL
                         Christopher T. Sortwell, Senior Vice President, Finance